UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. ____)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

Guided Therapeutics, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

GUIDED THERAPEUTICS, INC.

5835 Peachtree Corners East, Suite D

Norcross, GA 30092

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON [           , 2016 ]

TO THE STOCKHOLDERS:

Notice is hereby given that the 2016 annual meeting of stockholders of Guided Therapeutics, Inc., a Delaware corporation (the “Company”), will be held on [ ,2016 ] at 10:00 a.m., local time, at the Company’s offices, located at 5835 Peachtree Corners East, Suite D, Norcross, Georgia 30092, for the following purposes:

1.	to elect three directors;

2.	to approve an amendment to the Company’s certificate of incorporation to effect a 1-for-400 reverse stock split of all issued and outstanding shares of the Company’s common stock to be effected as soon as practicable following such approval;

3.	to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in the accompanying proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission;

4.	to ratify the appointment of UHY LLP as the Company’s independent registered public accounting firm for the 2016 fiscal year; and

5.	to transact such other business as may properly come before the annual meeting or any adjournment of the annual meeting.

These matters are more fully described in the proxy statement accompanying this notice.

Only stockholders of record at the close of business on [           , 2016 ] are entitled to notice of and to vote at the annual meeting.

All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if the stockholder has returned a proxy.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be
Held on [           , 2016 ]

The proxy statement and our 2015 annual report are available at http://www.edocumentview.com/GTHP

By Order of the Board of Directors

Gene S. Cartwright, Ph.D.
President and Chief Executive Officer, Director

Norcross, Georgia

[           , 2016 ]

GUIDED THERAPEUTICS, INC.

5835 Peachtree Corners East, Suite D

Norcross, GA 30092

PROXY STATEMENT

2016 ANNUAL MEETING OF STOCKHOLDERS

[           , 2016 ]

INFORMATION CONCERNING SOLICITATION AND VOTING

General

We are soliciting proxies for use at our annual meeting of stockholders, to be held [          , 2046 at 10:00 a.m., local time, or at any adjournment of the annual meeting, for the purposes listed in this proxy statement and in the accompanying notice of annual meeting of stockholders. We are holding the annual meeting at our offices, located at 5835 Peachtree Corners East, Suite D, Norcross, Georgia 30092. Our office telephone number is (770) 242-8723.

We are first sending this proxy statement and the accompanying form of proxy to our stockholders on or about [           , 2016].

Record Date and Voting Securities

Holders of record of our common stock at the close of business on [           , 2016], which is referred to as the record date, are entitled to notice of and to vote at the annual meeting. Each holder of common stock is entitled to one vote for each share of common stock held as of the record date. As of the record date, we had [ ] shares of our common stock issued and outstanding and held of record by [ ] registered stockholders.

Revocability of Proxies

You may revoke your proxy given pursuant to this solicitation at any time before its use by delivering to our corporate secretary a written notice of revocation or a duly executed proxy bearing a later date, or by attending the annual meeting and voting in person.

Solicitation

We will pay the cost of soliciting proxies. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable expenses in forwarding solicitation material to those beneficial owners. Our officers, directors and employees may also solicit proxies, without additional compensation, personally or by telephone or facsimile.

Quorum; Abstentions and Broker Non-Votes

The inspector of elections will tabulate the votes cast by proxy or in person at the annual meeting. Our stock transfer agent may serve as inspector, or may assist the inspector. The inspector will also determine whether or not a quorum is present. Delaware law provides that a quorum consists of a majority of shares that are entitled to vote and present or represented by proxy at the meeting.

The inspector will treat shares that are voted “WITHHOLD” or “ABSTAIN,” or proxies required to be treated as “non-votes,” as being present and entitled to vote for purposes of determining the presence of a quorum, but not as votes for a particular matter. A “non-vote” occurs if a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to some shares to vote on a particular matter. Therefore, “non-votes” or shares voted “WITHHOLD” or “ABSTAIN” will not be considered as present for purposes of determining the number of votes required for a proposal to be approved.

Proxies that are properly executed and returned will be voted at the annual meeting in accordance with the instructions on the proxy. Any properly executed proxy on which there are no instructions indicated about a specified proposal will be voted as follows:

-	FOR the election of each of the three persons named in this proxy statement as the nominees for election to our board of directors;

-	FOR the amendment to our certificate of incorporation to effect a 1-for-400 reverse stock split of all issued and outstanding shares of our common stock, to be effected as soon as practicable following such approval;
-	FOR the non-binding, advisory approval of the compensation of our named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (the “say-on-pay” vote); and

-	FOR the ratification of UHY LLP as our independent registered public accounting firm for the 2016 fiscal year.

We do not expect any business other than that listed in this proxy statement to come before the annual meeting. Should any other matter requiring a vote of stockholders properly arise, the persons named in the proxy will vote the shares they represent at their discretion.

2

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and persons who beneficially own more than 10% of a registered class of our equity securities to file reports of ownership and reports of changes in ownership with the Securities and Exchange Commission, or SEC. These persons are required, by regulations of the SEC, to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of these forms received by us, we believe that, with respect to fiscal year 2015, our officers, directors and 10% stockholders were in compliance with all applicable filing requirements.

SHARE OWNERSHIP OF DIRECTORS, OFFICERS AND CERTAIN BENEFICIAL OWNERS

The following table lists information regarding the beneficial ownership of our common stock as of the record date by (1) each person whom we know to beneficially own more than 5% of the outstanding shares of our common stock (a “5% stockholder”), (2) each director, (3i) each officer named in the summary compensation table below, and (4) all directors and executive officers as a group. Unless otherwise indicated, the address of each officer and director is 5835 Peachtree Corners East, Suite D, Norcross, Georgia 30092.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class (2)
John E. Imhoff (3)	152,637,536	77.85%
Lynne Imhoff (4)	42,257,408	45.36%
Michael C. James / Kuekenhof Equity Fund, LLP (5)	16,884	*
Gene Cartwright (6)	26,320	*
Richard L. Fowler (7)	7,143	*
Linda Rosenstock (8)	10,123	*
Jonathan Niloff (9)	10,828	*

All directors and executive officers as a group (6 persons) (10)	152,708,834	77.87%

(*)	Less than 1%.
(1)	Except as otherwise indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock.
(2)	Percentage ownership is based on 53,791,370 shares of common stock outstanding as of the record date. Beneficial ownership is determined in accordance with the rules of the SEC, based on factors that include voting and investment power with respect to shares. Shares of common stock subject to convertible securities convertible or exercisable within 60 days after the record date, are deemed outstanding for purposes of computing the percentage ownership of the person holding those securities, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.
(3)	Consists of 10,361,179 shares of common stock, 134,691,988 shares issuable upon conversion of 2,400.75 shares of Series C1 preferred stock, 7,575,331 shares issuable upon exercise of warrants, and 9,038 shares subject to options. As of the record date, Dr. Imhoff is on the board of directors.
(4)	Consists of 2,880,000 shares of common stock, 37,870,287 shares issuable upon conversion of 675.00 shares of Series C1 preferred stock, and 1,507,120 shares issuable upon exercise of warrants.
(5)	Consists of 7,451 shares of common stock, 2,357 shares issuable upon exercise of warrants, and 7,076 shares subject to options. As of the record date, Mr. James is on the board of directors.
(6)	Consists of 22,732 shares of common stock, 2,357 shares issuable upon exercise of warrants, and 1,230 shares subject to options. As of the record date, Mr. Cartwright is the CEO and on the board of directors.
(7)	Consists of 981 shares of common stock and 6,162 shares subject to options.
(8)	Consists of 2,872 shares of common stock and 7,251 shares subject to options. As of the record date, Dr. Rosenstock is on the board of directors.
(9)	Consists of 3,399 shares of common stock and 7,429 shares subject to options. As of the record date, Dr. Niloff is on the board of directors.
(10)	Consists of 10,398,614 shares of common stock, 134,691,988 shares issuable upon conversion of 2,400.75 shares of Series C1 preferred stock, 7,580,046 shares issuable upon exercise of warrants, and 38,186 shares subject to options.

3

PROPOSAL NO. 1:

ELECTION OF DIRECTORS

Our board of directors currently consists of five members. On May 5, 2016 and May 9, 2016 respectively, Jonathan Niloff and Linda Rosenstock formally announced their decisions not to stand for reelection to the board at the annual meeting. Dr. Niloff was appointed to the board in 2010 and Dr. Rosenstock was appointed in 2012. Both of their decisions to resign were for personal reasons and were not a result of any disagreement with us on any matter relating to our operations, policies or practices. In connection with the decisions of Drs. Niloff and Rosenstock to not stand for reelection, the board has determined to amend the bylaws, effective as of the annual meeting, so that the board of directors will have three to ten members, the exact amount to be determined from time to time by resolution of the board, and to resolve that the board be set at three members as of the annual meeting.

Accordingly, stockholders will elect a board of three directors at the annual meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for each of the three nominees named below, all of whom are presently our directors. If any nominee is unable or declines to serve as a director at the time of the annual meeting, the proxy holders will vote for any nominee who is designated by the present board of directors to fill the vacancy. We do not expect that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director, will continue until the next annual meeting or until that person’s successor has been elected.

The nominees for director are as follows:

Name	Age	Position with Guided Therapeutics
Gene S. Cartwright, Ph.D.	62	Chief Executive Officer, Acting Chief Financial Officer, President, and Director
Michael C. James	57	Chairman and Director
John E. Imhoff, M.D.	67	Director

Directors Nominated for Election to Serve until the 2017 Annual Meeting

Gene S. Cartwright, Ph.D. joined us in January 2014 as the President, Chief Executive Officer and Acting Chief Financial Officer. He was elected as a director on January 31, 2014. His most recent position was with Omnyx, LLC, a Joint Venture between GE Healthcare and the University of Pittsburgh Medical Center, where, as CEO for over four years he founded and managed the successful development of products for the field of Digital Pathology. Prior to his work with Omnyx, LLC, he was President of Molecular Diagnostics for GE Healthcare. Prior to GE, Dr. Cartwright was Divisional Vice President/General Manager for Abbott Diagnostics’ Molecular Diagnostics business. In his 24 year career at Abbott, he also served as Divisional Vice President for U.S. Marketing for five years. He received a Masters of Management degree from Northwestern’s Kellogg School of Management and also holds a Ph.D. in chemistry from Stanford University and an AB from Dartmouth College.

Dr. Cartwright brings over 30 years of experience working in the IVD diagnostics industry. He has great experience in the diagnostics market both in the development and introduction of new diagnostics technologies, as well as extensive successful commercial experience with global businesses. With his background and experience, Dr. Cartwright, as President and Chief Executive Officer, as well as Acting Chief Financial Officer, works with and advises the board as to how we can successfully market and build LuViva international sales.

Michael C. James has served as a member of our board of directors since March 2007 and as Chairman of the Board since October 15, 2013. Mr. James is also the Managing Partner of Kuekenhof Capital Management, LLC, a private investment management company, Chief Executive Officer and the Chief Financial Officer of Inergetics, Inc., a nutraceutical supplements company and also the Chief Financial Officer of Terra Tech Corporation, which is a hydroponic and agricultural company. He also holds the position of Managing Director of Kuekenhof Equity Fund, L.P. and Kuekenhof Partners, L.P. Mr. James currently sits on the board of directors of Inergetics; Inc. Mr. James was Chief Executive Officer of Nestor, Inc. from January 2009 to September 2009 and served on their board of directors from July 2006 to June 2009. He was employed by Moore Capital Management, Inc., a private investment management company from 1995 to 1999 and held position of Partner. He was employed by Buffalo Partners, L.P., a private investment management company from 1991 to 1994 and held the position of Chief Financial and Administrative Officer. He began his career in 1980 as a staff accountant with Eisner LLP. Mr. James received a B.S. degree in Accounting from Farleigh Dickinson University in 1980.

Mr. James has experience both in the areas of company finance and accounting, which is invaluable to us during financial audits and offerings. Mr. James has extensive experience in the management of both small and large companies and his entrepreneurial background is relevant as we develop as a company.

4

John E. Imhoff, M.D. has served as a member of our board of directors since April 2006. Dr. Imhoff is an ophthalmic surgeon who specializes in cataract and refractive surgery. He is one of our principal stockholders and invests in many other private and public companies. He has a B.S. in Industrial Engineering from Oklahoma State University, an M.D. from the University of Oklahoma and completed his ophthalmic residency at the Dean A. McGee Eye Institute. He has worked as an ophthalmic surgeon and owner of Southeast Eye Center since 1983.

Dr. Imhoff has experience in clinical trials and in other technical aspects of a medical device company. His background in industrial engineering is especially helpful to us, especially as Dr. Imhoff can combine this knowledge with clinical applications. His experience in the investment community is invaluable to a public company often undertaking capital raising efforts.

Vote Required

The three nominees receiving the highest number of affirmative votes of the votes cast will be elected as directors. Abstentions and broker non-votes will not be counted.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” EACH OF THE NOMINEES LISTED ABOVE.

5

PROPOSAL NO. 2:

APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A 1-FOR-400

REVERSE STOCK SPLIT OF ALL ISSUED AND OUTSTANDING SHARES OF OUR COMMON STOCK, TO BE

EFFECTED AS SOON AS PRACTICABLE FOLLOWING SUCH APPROVAL

Proposed Amendment

The board has adopted, and is recommending to the stockholders for approval, an amendment to our certificate of incorporation to effect a 1-for-400 reverse stock split of all issued and outstanding shares of our common stock, to be effected as soon as practicable following such approval (the “Stock Split Amendment”). The board may elect not to implement a reverse stock split, in its discretion, even if the proposal is approved by our stockholders.

If the Stock Split Amendment is approved by the required vote of stockholders, paragraph one of Article IV of our certificate of incorporation would be supplemented by adding the following:

Upon the effectiveness of the Certificate of Amendment to the Restated Certificate of Incorporation containing this sentence, each 400 shares of Common Stock issued and outstanding as of the date and time immediately preceding [the effective date of the certificate of amendment] (the “Split Effective Date”), shall be automatically changed and reclassified, as of the Split Effective Date and without further action, into one fully paid and non-assessable share of Common Stock. There shall be no fractional shares issued. A holder of record of Common Stock on the Split Effective Date who would otherwise be entitled to a fraction of a share of Common Stock shall, in lieu of such fractional share, be entitled to receive one whole share of Common Stock by virtue of rounding up such fractional share to the next highest whole share.

The proposed amendment, if adopted by the required vote of stockholders and if the board subsequently determines to effect a reverse stock split, will become effective upon its acceptance by the Delaware Secretary of State.

Background and Reasons for the Stock Split Amendment

On February 24, 2016, we implemented a 1:100 reverse stock split of all of our issued and outstanding common stock. As a result of the reverse stock split, every 100 shares of issued and outstanding common stock was converted into 1 share of common stock. The board believed at the time, and continues to believe, that a reverse stock split would enhance the acceptability and marketability of our common stock to the financial community and the investing public and may mitigate any reluctance on the part of certain brokers and investors to trade in our common stock. In addition, the board believes a reverse stock split would increase the potential for our common stock to be listed on a national exchange, potentially increasing the liquidity of our common stock, although there can be no assurance that a reverse stock split will be sufficient to satisfy applicable listing requirements for any national exchange. Many institutional investors have policies prohibiting them from holding stocks in their own portfolios which trade at prices below certain levels. These policies reduce the number of potential investors in our common stock at its current market price. In addition, analysts at many leading brokerage firms are reluctant to recommend stocks to their clients, or monitor the activity of stocks, that trade at a price per share below certain levels. A variety of brokerage house policies and practices also tend to discourage individual brokers within those firms from dealing in stocks that trade at a price per share below certain levels. Some of those policies and practices pertain to the payment of brokers’ commissions and to time-consuming procedures that function to make the handling of such stocks unattractive to brokers from an economic standpoint. Additionally, because brokers’ commissions on such stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current share price of our common stock can result in an individual stockholder paying transaction costs that represent a higher percentage of total share value than would be the case if our share price were higher. This factor may also limit the willingness of institutions to purchase our common stock.

After reviewing the effects of the February reverse stock split, the board believes that a further reverse stock split is necessary to achieve the objectives described above and, accordingly, is recommending that our stockholders approve the Stock Split Amendment.

Vote Required

Under Delaware law, the approval of a majority of the outstanding stock entitled to vote thereon is required to amend a certificate of incorporation to effect a stock split. On May 26, 2016, our largest stockholder, John Imhoff, who is also on our board of directors, agreed to vote his shares of common stock in favor of the reverse stock split.

6

Recommendation

The board of directors unanimously recommends that the stockholders vote “FOR” Proposal 2.

7

PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

In 2010, Congress enacted the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) that, among other things, imposes a number of new corporate governance requirements on publicly held companies. The proxy rules of the Exchange Act were revised pursuant to the Dodd-Frank Act to provide stockholders with the right to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers, as disclosed pursuant to the compensation and disclosure rules of the Securities and Exchange Commission. The advisory stockholder vote is commonly referred to as the “say-on-pay” vote.

The purpose of our compensation philosophy, policies and practices is to attract and retain experienced, highly qualified executives critical to our long-term success and enhancement of stockholder value. The board believes our compensation policies and procedures achieve these objectives. Please read the “Corporate Governance – Executive Compensation” section of this proxy statement for additional details about our executive compensation, including information about the fiscal year 2015 compensation of our named executive officers.

This proposal gives you, as a stockholder, the opportunity to express your views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we are asking stockholder to approve the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, is hereby APPROVED.”

Because your vote is advisory, it will not be binding on our board and may not be construed as overruling any decision by the board, nor to create or imply any additional fiduciary duty of the board. However, the board will review the voting results, and may, in its sole discretion, take into account the outcome of the vote when considering future executive compensation arrangements.

Our board and our compensation committee believe that our commitment to responsible compensation practices justifies a vote by stockholders for the resolution approving the compensation of our executives, as disclosed in this proxy statement.

Vote Required

The votes that stockholders cast for the proposal must exceed the number of votes cast against the proposal to pass. Abstentions and broker non-votes will not be counted in determining whether the proposal has received the requisite number of votes for approval.

Recommendation

THE BOARD RECOMMENDS YOU VOTE FOR THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SECURITIES AND EXCHANGE COMMISSION.

8

PROPOSAL NO. 4

RATIFICATION OF the appointment of UHY LLP

UHY LLP is our current independent registered public accounting firm. UHY LLP personnel work under the direct control of UHY LLP partners and are leased from wholly-owned subsidiaries of UHY Advisors, Inc. in an alternative practice structure. Representatives of UHY LLP are expected to attend the annual meeting of stockholders, will have the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.

We were billed by UHY LLP $192,000 and $220,000 during the fiscal years ended December 31, 2015 and 2014, respectively, for professional services, which include fees associated with the annual audit of financial statements and review of our quarterly reports on Form 10-Q, and other SEC filings.

	2015	2014
Audit fees	$166,000	$165,000
Audit related fees	15,000	38,000
Tax fees	11,000	17,000
All other fees	—	—
Total Fees	$192,000	$220,000

Audit Committee Pre-Approval Policy and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our audit committee pre-approves all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with the pre-approval, and the fees for the services performed to date. The audit committee may also pre-approve particular services on a case-by-case basis.

Vote Required

The affirmative vote of a majority of shares present in person or represented by proxy at the meeting will ratify the appointment of UHY LLP as our independent registered public accounting firm for the 2016 fiscal year.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF UHY LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2016 FISCAL YEAR.

9

CORPORATE GOVERNANCE

Board Meetings and Committees

Our board of directors held fourteen meetings in 2015. No director attended fewer than 75% of the meetings of the board of directors or the committees on which he or she served during 2015. We encourage our directors to attend the annual meeting of stockholders. In 2015, all of our directors attended our annual meeting. All of the members of the board of directors, with the exception of our Chief Executive Officer, serve on the audit, compensation and nomination committees. Although we are not subject to the listing standards of any national securities exchange or inter-dealer quotation system, based on the definition of independence in the NASDAQ listing standards, Dr. Imhoff, Mr. James, Dr. Niloff and Dr. Rosenstock are independent directors. The board works with its members and management to identify new board members, and will consider nominees recommended by stockholders. Any recommendation should be addressed in writing to the Board of Directors, c/o Corporate Secretary, 5835 Peachtree Corners East, Suite D, Norcross, Georgia 30092.

The audit committee selects and engages the independent registered public accounting firm to audit our annual financial statements and pre-approves all allowable audit services and any special assignments given to the accountants. The audit committee also determines the planned scope of the annual audit, any changes in accounting principles, the effectiveness and efficiency of our internal accounting staff and the independence of our external auditors. The audit committee met fourteen times in 2015. The audit committee currently consists of Dr. Imhoff, Mr. James and Drs. Niloff, and Rosenstock. Each member of the audit committee is independent in accordance with the NASDAQ listing standards for audit committee independence and applicable SEC regulations. None of the members of the audit committee has participated in the preparation of our financial statements at any time during the past three years. The board has also determined that Mr. James and Drs. Niloff, Imhoff, and Rosenstock meet the criteria specified under applicable SEC regulations for an “audit committee financial expert” and that the committee members are financially sophisticated.

The board of directors, in consultation with our Chief Executive Officer, sets the compensation for our officers, reviews management organization and development, reviews significant employee benefit programs and establishes and administers executive compensation programs. The compensation committee currently consists of Dr. Imhoff, Mr. James, Drs. Niloff and Rosenstock, each of whom is independent under NASDAQ listing standards. The compensation committee met fourteen times in 2015.

The board of directors, in consultation with our Chief Executive Officer, reviews and recommends individuals to be nominated as directors. Our board has historically evaluated all candidates based upon, among other factors, a candidate’s financial literacy, knowledge of our industry or other background relevant to our needs, status as a stakeholder, independence, and willingness, ability and availability for service. Other than the foregoing, there have been no stated minimum criteria for director nominees, although our board has considered such other factors as it has deemed to be in the best interests of us and our stockholders. The board has considered diversity as it has deemed appropriate in this context (without having a formal diversity policy), given current needs and the current needs of the board to maintain a balance of knowledge, experience and capability. When considering diversity, the board has considered diversity as one factor, of no greater or lesser importance than other factors and has considered diversity in a broad context of race, gender, age, business experience, skills, international experience, education, other board experience and other relevant factors.

The audit committee and the compensation committee have each adopted charters, which are available on our web site, at www.guidedinc.com/Investors.htm. The nomination committee currently operates without a charter.

Board Leadership Structure and Role in Risk Oversight

Dr. Cartwright, our President and Chief Executive Officer, also serves as a director; our board is led by the Chairman, Mr. James, one of our independent directors. Our board, as a whole, has responsibility for risk oversight, with reviews of certain areas being conducted by the relevant board committees that report on their deliberations to the full board, as further described below. In addition, our management regularly communicates with the board to discuss important risks for their review and oversight, including regulatory risk and risks stemming from periodic litigation or other legal matters in which we are involved. Given the small size of the board, the board feels that this structure for risk oversight is appropriate (except for those risks that require risk oversight by independent directors only).

The board of directors is specifically charged with discussing risk management (primarily financial and internal control risk), and receives regular reports from management, independent auditors, internal audit and outside legal counsel on risks related to, among others, our financial controls and reporting. The board of directors reviews risks related to compensation and makes recommendations to the board with respect to whether our compensation policies are properly aligned to discourage inappropriate risk-taking, and is regularly advised by management and, as deemed appropriate, outside legal counsel.

10

Communication with Directors

Any stockholder is welcome to communicate with any director or the board of directors by writing to a director or the board as a whole, c/o Corporate Secretary, 5835 Peachtree Corners East, Suite D, Norcross, Georgia 30092.

Director Compensation

None of our directors received any compensation or reimbursement in cash in 2015; however, they did receive stock options or shares, in lieu of cash, for 2015 and 2014, respectively, in connection with their services as members of the board of directors and their service on board committees.

Director Compensation Table, for year ended December 31, 2015

Name and Principal Position	Common Stock Awards (#)
Michael C. James, Chairman and Director	6,000
Ronald W. Hart, Ph.D., Director	6,000
John E. Imhoff, M.D., Director	6,000
Jonathan M. Niloff, M.D., Director	6,000
Linda Rosenstock, M.D., Director	6,000

Executive Compensation

The purpose of our compensation philosophy, policies and practices is to attract and retain experienced, highly qualified executives critical to our long-term success and enhancement of stockholder value. We rely on a combination of base salary and customary benefits along with long-term equity incentive compensation to achieve these objectives. In establishing compensation packages for our executive officers, the compensation committee believes that we provide our executive officers with the opportunity to earn a competitive annual base salary, and that options grants reward our executive officers for meaningful performance that contributes to enhanced long-term stockholder value and our general long-term financial health, and helps to align the interests of our executive officers with those of our stockholders.

Summary Compensation Table

The following table lists specified compensation we paid during each of the fiscal years ended December 31, 2015 and 2014 to our chief executive officer and our two other most highly compensated executive officers (or former executive officers), collectively referred to as the named executive officers, in 2015:

2015 and 2014 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Total ($)
Gene S. Cartwright, Ph.D. President, CEO, Acting CFO and Director(2)	2015	300,000	150,000	-	450,000
	2014	300,000	150,000	$731,000	$1,046,000
Mark Faupel, Ph.D. Former President, CEO and Acting CFO(3)	2015	198,073	-	30,400	228,473
	2014	264,097	13,600	17,000	294,697
Richard Fowler, Senior Vice President of Engineering	2015 2014	243,000 203,000	- -	30,880 17,000	273,880 220,000
(1)	See Note 4 to the consolidated financial statements filed in Form 10-K.
(2)	All amounts reported as accrued. Dr. Cartwright has elected to get paid partial salary, due to the Company’s cash position.
(3)	Dr. Faupel is no longer employed by the Company, but in 2015 provided consulting services to the Company.

11

Dr. Cartwright’s 2015 and 2014 compensation consisted of a base salary of $300,000, with $150,000 performance condition related bonus, and the usual customary company benefits. He also received 20,000 both market and performance condition restricted shares of common stock (10,000 shares if the stock price closes at/above $1.50 for 30 consecutive trading days (the “Tier 1 Vesting Date”); subject to the Executive’s continuous employment with the Company through the applicable vesting date; (i) 5,000 shares will vest on the Tier 1 Vesting Date; and (ii) 5,000 shares will vest on the first anniversary of the Tier 1 Vesting Date. 10,000 GT stock price closes at/above $250.00 for 30 consecutive trading days (the “Tier 2 Vesting Date”); subject to the Executive’s continuous employment with the Company through the applicable vesting date: (i) 5,000 shares will vest on the Tier 2 Vesting Date; and (ii) 5,000 shares will vest on the first anniversary of the Tier 2 Vesting Date). Dr. Cartwright was also issued 350 and 2,500 of stock options that vest over 48 months in 2014. As of December 31, 2015, Dr. Cartwright’s deferred salary plus interest was $282,734 and his deferred bonus was $300,000.

Dr. Faupel’s 2015 and 2014 compensation consisted of a base salary of $198,073 and $264,097, respectively, and usual and customary company benefits. He received no bonus in the years ended December 31, 2015 and 2014. He received 1,900 and 350 shares of stock options, which vest over 48 months in 20154 and 2014, respectively. As of December 31, 2015, Dr. Faupel’s remaining deferred salary plus interest and bonus was $53,433. He also holds a promissory note of $250,512 for past un-paid salary.

Mr. Fowler’s 2015 and 2014 compensation consisted of a base salary of $243,000 and $203,000, respectively, and usual and customary company benefits. He received no bonus in the years ended December 31, 2015 and 2014. He received 1,930 and 350 shares of stock options, which vest over 48 months in 2015 and 2014, respectively. As of December 31, 2015, Mr. Fowler’s total deferred salary plus interest was approximately $247,469.

Outstanding Equity Awards to Officers at December 31, 2015

	Option Awards
Name and Principal Position	Number of Securities Underlying Options Exercisable (#)(1)	Number of Securities Underlying Options Un-exercisable (#)	Equity Incentive Plan Awards: Number of Securities Under- lying Unexercised Unearned Options (#)	Option Exercise Price ($)(2)	Option Expiration Date
Gene S. Cartwright, Ph.D. President, CEO, Acting CFO and Director	756	-	2,094	27.00	12/31/2024
Mark Faupel, Ph.D. Former President, CEO & Acting CFO	21,058	-	1,842	72.00	12/31/2024
Richard Fowler Senior Vice President of Engineering	6,173	-	1,977	59.00	12/31/2024
(1)	Represents fully vested options.
(2)	Based on all outstanding options.

Change of Control Arrangements

We have a compensatory arrangement with our named executive officers that would be triggered upon a change of control of Guided Therapeutics, as described below. Under the stock option agreements with each of our named executive officers, upon a change of control, all options held by the officer will vest immediately. The board committee that administers the stock option plan may provide, by giving at least 30 days prior written notice, that all options will terminate if not exercised in connection with or before the change of control or, if provision is made for assumption of the options, permit the optionee to elect to accept the assumed options. Additionally, after a change of control, if the optionee’s employment is terminated due to a reduction of responsibility, required relocation or other similar action, the executive officer will be entitled to receive, as specified in the agreement for each executive officer, three month’s severance, which may be paid either as a lump sum or as a salary continuation, at our option. Generally, a change of control occurs upon an acquisition by any person or group in excess of 50% of our voting securities, a replacement of more than one-half of the members of our board of directors that is not approved by a majority of the members who were on the board before the transaction, the merger of Guided Therapeutics with or into another entity unless the holders of our securities before the transaction continue to hold a majority of our securities after the transaction, or the consolidation or sale of all or substantially all of our assets.

12

REPORT OF THE AUDIT COMMITTEE

The following report is provided to stockholders by the members of the audit committee of the board of directors:

The audit committee has reviewed and discussed with Guided Therapeutics’ management and UHY LLP, Guided Therapeutics’ independent registered public accounting firm for the fiscal year ended December 31, 2015, the audited financial statements of Guided Therapeutics contained in its annual report to stockholders for the year ended December 31, 2015.

The audit committee has received and reviewed the written disclosures and the letter from UHY LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding UHY LLP’s communications with the audit committee concerning independence, and has discussed with UHY LLP its independence.

Based on the review and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements be included in Guided Therapeutics’ Annual Report on Form 10-K for the fiscal year ended December 31, 2015, filed with the Securities and Exchange Commission.

Respectfully submitted,

Michael C. James, Chairman
Jonathan M. Niloff
Linda Rosenstock
Ronald W. Hart
John E. Imhoff

The information contained in the report of the board of directors will not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor will this information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

13

OTHER MATTERS

We know of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, the persons named in the accompanying proxy intend to vote the shares represented by proxy as they, acting in their sole discretion, may determine.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS
TO BE PRESENTED AT 2016 ANNUAL MEETING

We must receive proposals of our stockholders that are intended to be presented to stockholders at the 2016 annual meeting at our principal executive offices, no later than [           , 2017], in order to be considered for inclusion in our proxy statement and form of proxy relating to that meeting. Moreover, with regard to any proposal by a stockholder not seeking to have the proposal included in the proxy statement but seeking to have the proposal considered at the 2016 annual meeting, if that stockholder fails to notify us in the manner just described by [           , 2017], then the persons who are appointed as proxies may exercise their discretionary voting authority with respect to the proposal, if the proposal is considered at the 2016 annual meeting, even if stockholders have not been advised of the proposal in the proxy statement for that annual meeting. Any proposals submitted by stockholders must comply in all respects with the rules and regulations of the SEC.

THE BOARD OF DIRECTORS

Date: [	, 2016]

14

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

GUIDED THERAPEUTICS, INC.

2016 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD [           , 2016 ]

The undersigned stockholder of GUIDED THERAPEUTICS, INC., a Delaware corporation (the “Company”), acknowledges receipt of the notice of annual meeting of stockholders and proxy statement for the 2016 Annual Meeting of Stockholders, and hereby appoints Gene S. Cartwright, proxy and attorney-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2016 annual meeting to be held on [           , 2016 ] at 10:00 a.m. local time, at the 5835 Peachtree Corners East, Suite D, Norcross, Georgia 30092 and at any adjournment or adjournments of the annual meeting, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

1.	ELECTION OF DIRECTORS:

[ ] FOR all nominees listed below [ ] WITHHOLD for all nominees listed below

[ ] FOR all nominees listed below, except WITHHOLD for the following nominee(s): ____________________

Gene S. Cartwright, Ph.D., John E. Imhoff, M.D.; and Michael C. James

2.	APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A 1-FOR-400 REVERSE STOCK SPLIT OF ALL ISSUED AND OUTSTANDING SHARES OF OUR COMMON STOCK, TO BE EFFECTED AS SOON AS PRACTICABLE FOLLOWING SUCH APPROVAL:

[ ] FOR  [ ] AGAINST [ ] ABSTAIN

3.	APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THE ACCOMPANYING PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SECURITIES AND EXCHANGE COMMISSION.

[ ] FOR [ ] AGAINST [ ] ABSTAIN

4.	RATIFICATION OF THE APPOINTMENT OF UHY LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2016 FISCAL YEAR:

[ ] FOR [ ] AGAINST [ ] ABSTAIN

In their discretion, the proxies will vote upon any other matter or matters, which may properly come before the annual meeting or any adjournment or adjournments of the annual meeting.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES LISTED IN PROPOSAL 1, FOR THE APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT; FOR THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS; AND FOR THE RATIFICATION OF THE APPOINTMENT OF UHY LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2016 FISCAL YEAR, AND IN THE DISCRETION OF THE DESIGNATED PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

Dated: ______________, 2016

____________________________
Signature

____________________________
Signature

(This proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears on this proxy, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)